                               United States
                    Securities and Exchange Commission
                          Washington, D.C. 20549

                                Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

                                 811-6580

                   (Investment Company Act File Number)

                             SouthTrust Funds
      _______________________________________________________________

            (Exact Name of Registrant as Specified in Charter)

                           5800 Corporate Drive
                    Pittsburgh, Pennsylvania 15237-7010

                              (412) 288-1900
                      (Registrant's Telephone Number)

                         John D. Johnson, Esquire
                         Federated Investors Tower
                            1001 Liberty Avenue
                    Pittsburgh, Pennsylvania 15222-3779
                  (Name and Address of Agent for Service)
             (Notices should be sent to the Agent for Service)

                     Date of Fiscal Year End: 4/30/04

            Date of Reporting Period: Fiscal year ended 4/30/04

Item 1.     Reports to Stockholders

ANNUAL REPORT APRIL 30, 2004

SOUTHTRUSTFUNDS
It's about trust./sm/

SouthTrust U.S. Treasury Money Market Fund

SouthTrust Income Fund

SouthTrust Bond Fund

SouthTrust Alabama Tax-Free Income Fund

SouthTrust Value Fund

SouthTrust Growth Fund

SOUTHTRUST FUNDS

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

SouthTrust U.S. Treasury Money Market1

Throughout the reporting period, money market funds continued to experience a rather stable yield environment despite a small rise in the overall Treasury market. In an effort to spark economic growth, the Federal Reserve Board (Fed) continued to maintain a rather accommodative stance towards monetary policy. However, with signs of an improving job market combined with some signs of inflation, short-term Treasury yields slowly began to anticipate an increase in the federal funds target rate. While longer dated Treasury yields remained volatile, yields on three-month Treasury bills and overnight repurchase agreements have remained relatively flat over the reporting period. However during the first quarter of 2004, yields of six-month Treasury Bills and one year Treasury Notes began to increase, confirming the likelihood of future Fed tightening.

Over the past year, the majority of the Fund remained in overnight repurchase agreements in order to obtain the consistently higher yield to comparable Treasuries. However during the first quarter of 2004, the Fund took some opportunities to invest in six month Treasury Bills as yields have become attractive versus overnight repurchase agreements.

SouthTrust Income Fund

Sector allocation and issuer selection were the principal drivers to performance for the reporting period ended April 30, 2004. The sector allocation had the greatest impact on the performance during the past six months. Yields of U.S. Treasury securities were volatile during the twelve-month reporting period and ended higher than they were six and twelve months prior. The yield of the 5-year Treasury rose 0.9 percentage points during the reporting period to end at 3.6% after being as low as 2% in June 2003 and reaching 3.6% in September 2003 and April 2004.

Throughout the reporting period, the Fund maintained a maturity structure that was similar to or slightly shorter to its benchmark, the Merrill Lynch 1-5 Year Government / Corporate Index.2 The Fund benefited from maintaining an over-allocation to corporate bonds along with a similar allocation to triple-B rated debt. The Fund’s strategic allocation to mortgages provided a better return than Treasury and Federal agency securities. The mortgage sector provided the second best

Annual Report

performance behind corporate bonds during the past six and twelve month periods. While the level of yields rose during the twelve-month period, the 2-year Treasury and the Fund’s allocation to this maturity sector, benefited from the significant yield advantage provided over a one-year security along with the aging process experienced by a two-year security rolling down the yield curve to a one-year security in twelve months.

SouthTrust Bond Fund

Over the past year the bond market continued to perform well, but not without its share of volatility. Over the past six-months, the average yield on the 10-year Treasury was 4.15%, with a high of 4.60% and a low of 3.10%. Earlier last year, deflationary issues and a weaker than expected economy took center stage pushing yields to all-time lows. Today, that disappointment has been replaced by solid growth, especially in manufacturing, and a rapidly improving jobs picture. Driven by profit growth and balance sheet repair, corporate bonds continued to perform well. Riskier companies, or what is known as high beta credits outperformed. Defensive credits, such as consumer products or pharmaceuticals, lagged the corporate bond index. In general, mortgages outperformed but their performance has been uneven given the wild swings in yields.

As long as the economy continues to improve at or above its current trend, the Fed appears comfortable with the prospects of rising rates. It is important to remember that policy can still be accommodative even if the Fed were to begin raising rates. As such, Bond Fund may reposition securities to take advantage of this new dynamic in the marketplace. For the twelve month reporting period ended April 30, 2004, the Bond Fund returned 0.80% to shareholders at NAV. The Fund maintained an overweight in a diversified mix of corporate bonds which was the primary driver of performance during the reporting period.

SouthTrust Alabama Tax-Free Income Fund4

Over the past twelve month reporting period municipal yields followed the movement of Treasury yields moving higher. However, the rise of municipal yields during this time period was accompanied by volatility. Investor reaction to economic reports accompanied by market anticipation of how the Federal Open Market Committee will handle economic policy sent interest rates on a roller coaster ride in the summer of 2003 and traded across a range of 1.00%. With the market and the media focusing on consecutively weaker employment reports, municipal yields declined through the winter of 2004. However, investors were surprised as the month of April 2004 was ushered in with very strong employment data pushing municipal yields higher.

Municipal yields are influenced by Treasury yields plus the supply and availability of municipal bonds. With interest rates having moved to a “generationally” low level, the interest rate environment was favorable for record issuance of municipal debt. Over the past twelve months investors saw new municipal issuance in excess of $370 billion.

Tax revenues that support many municipal issues showed a continual increase over the past year after declining over the previous two years. This trend was a positive for the security of municipal issuers. During 2003, both tobacco securitization and airlines bonds offered investors ideal reasons to maintain portfolio diversification. Ongoing litigation against the tobacco companies and continued expense management issues in the airline industry hampered the strength of these issuers.

For the twelve-month period ended April 30, 2004, the SouthTrust Alabama Tax-Free Income Fund returned a total return of 1.55% at net asset value.3 The Fund’s largest sector allocations continued to be in general obligations, education and essential-use revenue bonds. Two-thirds of the portfolio holdings were in AAA rated bonds with the Fund’s average maturity at 9.0 years. This high quality, intermediate structure should keep the Fund well positioned for the volatile environment we envision for 2004.

SouthTrust Value Fund

The SouthTrust Value Fund had another good six months providing a return of 10.49% versus 6.27% for the Standard & Poor’s 500 Index (S&P 500). For the fiscal year ending April 30, 2004, the Fund provided a total return of 31.87%3 versus 22.88% for the S&P 500.5 The strength was broad based and helped by the Fund avoiding stocks with major disappointments.

The Fund’s large overweighting in the energy sector started to outperform in late 2003 and made a significant contribution to the Fund’s total return. While the Fund took some profits, it continued to keep a significant overweight in the energy sector. Across the board strength in the Fund’s energy holdings was due in part to

Annual Report

highly respected exploration and production company XTO, returning over 70% during the fiscal year and over 40% for the six-month period. FMC Technologies, the leader in deep water sub sea products returned over 40% for the year, as did Transocean, the large off shore driller and Schlumberger, which is generally considered to be the leading oil service company. Many of these returns came in the December 2003 through March 2004 time frame, helping the Fund during the most recent period.

The Fund’s good performance also resulted from a wide range of stocks in many different sectors. The Fund long-standing position in J.C. Penney continued its positive move as the company announced an agreement to sell the Eckerd drug store chain. The proceeds should strengthen their balance sheet and allow management to focus on accelerating the already strong momentum in their department store and catalogue businesses. J.C. Penney provided a return of over 40% for the six months and over 100% return for the fiscal year. Our positive view of Tyco’s strong operating businesses and new management has so far been correct with the stock up over 75% for the year and 30% for the six months. Improving prospects for travel and the strong housing market helped Cendant to an excellent 66% return for the year. Other stocks making a significant contribution to the Fund’s performance included: Yum! Brands the highly respected manager of Pizza Hut, Taco Bell, KFC, and several other restaurant chains; First Data Corporation, a leader in financial processing; and Ace Limited, a diversified insurance company. Our choice of less favored banks proved to be the correct one as Fleet Boston was acquired by Bank of America and Bank One is under agreement to be acquired by J.P. Morgan.

Looking forward, we believe the pharmaceutical sector, which is out-of-favor with Wall Street analysts, is currently one of the more undervalued sectors. As a result drug stocks in the Fund’s Portfolio represent a significant overweighting, versus the S&P 500. Pfizer, a large, highly respected, global pharmaceutical company remains the Fund’s largest individual holding, with Abbott Labs, Bristol-Myers, Johnson & Johnson, and Shire Pharmaceuticals also in the portfolio. Besides Pfizer, the Fund’s top five holdings include previously mentioned Tyco International, Cendant and First Data, along with CVS, the large drug store chain. CVS’s anticipated acquisition of 1,260 Eckerd drug stores should provide them with a much improved competitive position. We continue to remain focused on holding a highly diversified portfolio of companies that we believe are undervalued in the current market.

SouthTrust Growth Fund

For the twelve month reporting period ended April 30, 2004, the SouthTrust Growth Fund returned 15.32% at NAV.3 Performance trailed that of the S&P 500 and the Fund’s peer group. During the last year, performance was inversely correlated with capitalization size. An environment where high beta and lower quality stocks outperform creates significant headwinds for us with our focus being on higher quality, mega-cap names. Thus, the last twelve months has been a challenging environment for us on a relative basis.

Our approach to managing the Fund centers around our definition of growth companies. Growth companies produce sales gains at a premium to other companies. We believe they provide more consistent earnings patterns. We also believe they are more profitable and, as such, are able to fund future expansion. We seek financially strong companies with proven management and business plans to enhance superior growth prospects. The typical holding in the Fund will have a market capitalization of $10 billion or greater at the time of initial purchase.

The Fund continued to adhere to its disciplined approach and found opportunity in a number of large cap growth names that we felt were attractively priced. We initiated positions in Analog Devices, Bed Bath & Beyond, and Medco Health Solutions. We increased the Fund’s weightings in names such as Walt Disney, Cisco Systems, Amgen, and Harley-Davidson. Harley-Davidson, which we highlighted in last year’s annual report, typifies the traditional portfolio holding—a stock market capitalization of $10 billion or higher with a mid to high teens earnings growth rate purchased at a reasonable valuation. Throughout the first half of 2003, the company exceeded earnings expectations each quarter but the stock declined due to investor concern about slower earnings growth, revenue pulled forward from the 100th anniversary models, the boost to earnings from the financial services division, and maturation of the heavy motorcycle market. We felt this was still a very high quality company with favorable supply/demand characteristics that was being unduly punished by investors, especially considering the way the Company has historically managed bike pricing by undersupplying the market. Our cost in HDI is about $43. The stock closed the April 30, 2004 fund fiscal year at a little over $56.

(1)	An investment in money market funds is neither insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Annual Report

(2)	The ML1-5GC is an unmanaged index trading short term U.S. government securities and short-term domestic investment grade corporate bonds with maturities between 1 and 4.99 years. Investments cannot be made in an index.

(3)	Yields will vary. Performance quoted is based on net asset value (“NAV”), reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for the reporting period, based on offering price, for the Alabama Tax-Free Income Fund Value and Growth Funds were (2.01)%, 25.94% and 10.13%, respectively. The Alabama Tax-Free Fund’s maximum sales charge is 3.5%. The Value and Growth Funds have a maximum sales charge of 4.5%. Mutual fund performance charges over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.southtrust.com or call 1-888-735-3441.

(4)	Income may be subject to the federal alternative minimum tax.

(5)	The S&P 500 Index is an unmanaged capitalization weighted index of 500 stocks designed to measure performances of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

SOUTHTRUST INCOME FUND

Growth of a $10,000 Investment in SouthTrust Income Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Income Fund (the “Fund”) from January 10, 1996 (start of performance) to April 30, 2004, compared to the Merrill Lynch 1-5 Year Government/Corporate Index (“ML1-5GC”)†.

Average Annual Total Return For The Period Ended April 30, 2004††

1 Year	(2.50)%
5 Years	4.05%
Start of Performance (1/10/1996)	4.47%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund’s performance assumes the reinvestment of all dividends and distributions. The ML1-5GC has been adjusted to reflect reinvestment of dividends on securities in the index.
†	The ML1-5GC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. This index is unmanaged.
††	Total return quoted reflects all applicable sales charges.

SOUTHTRUST BOND FUND

Growth of a $10,000 Investment in SouthTrust Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Bond Fund (the “Fund”) from April 30, 1994 to April 30, 2004, compared to the Lehman Brothers Government/Credit Index (“LBGCT”)†.

Average Annual Total Return For The Period Ended April 30, 2004††

1 Year	(2.71)%
5 Years	4.52%
10 Years	5.70%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.00% ($10,000 investment minus $400 sales charge = $9,600). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBGCT has been adjusted to reflect reinvestment of dividends on securities in the index.
†	The LBGCT is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. This index is unmanaged.
††	Total return quoted reflects all applicable sales charges. The total returns and graph above are based on the original sales charge of 4.00%. On March 1, 1996, the sales charge on the SouthTrust Bond Fund changed to 3.50%.

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND

Growth of a $10,000 Investment in SouthTrust Alabama Tax-Free Income Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Alabama Tax-Free Income Fund (the “Fund”) from April 30, 1994† to April 30, 2004, compared to the Lehman Brothers 1-10 Year Municipal Bond Index (“LB1-10BMB”)††.

Average Annual Total Return For The Period Ended April 30, 2004†††

1 Year	(2.01)%
5 Years	4.05%
10 Years	4.54%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.50% ($10,000 investment minus $350 sales charge = $9,650). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB1-10BMB has been adjusted to reflect reinvestment of dividends on securities in the index.
†	The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1994 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund’s anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.
††	The LB1-10BMB is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. This index is unmanaged.
†††	Total return quoted reflects all applicable sales charges.

SOUTHTRUST VALUE FUND

Growth of a $10,000 Investment in SouthTrust Value Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Value Fund (the “Fund”) from April 30, 1994 to April 30, 2004, compared to the Standard & Poor’s 500 Index (“S&P 500”)†.

Average Annual Total Return For The Period Ended April 30, 2004††

1 Year	25.94%
5 Years	1.99%
10 Years	11.26%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.
†	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. This index is unmanaged.
††	Total return quoted reflects all applicable sales charges. On March 1, 1996, the sales charge for SouthTrust Value Fund changed from 4.50% to 3.50%. The total returns and graph above are based on the original sales charge of 4.50%. Effective July 1, 1996, the sales charge for SouthTrust Value Fund was changed back to 4.50%

SOUTHTRUST GROWTH FUND

Growth of a $10,000 Investment in SouthTrust Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the SouthTrust Growth Fund (the “Fund”) from April 30, 1994† to April 30, 2004, compared to the Standard & Poor’s 500 Index (“S&P 500”)††.

Average Annual Total Return For The Period Ended April 30, 2004†††

1 Year	10.13%
5 Years	(4.97)%
10 Years	9.20%

Past performance is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.
†	The Fund is the successor to a portfolio of a Common Trust Fund. The quoted performance data includes performance of the Common Trust Fund for the period from April 30, 1994 to August 20, 1999 when the Fund first commenced operations, as adjusted to reflect the Fund’s anticipated expenses. The Common Trust Fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Common Trust Fund had been registered under the 1940 Act, the performance may have been adversely affected.
††	The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund’s performance. This index is unmanaged.
†††	Total return quoted reflects all applicable sales charges.

SOUTHTRUST U.S. TREASURY MONEY MARKET FUND

PORTFOLIO OF INVESTMENTS

April 30, 2004

Principal Amount			Value
U.S. TREASURY OBLIGATIONS—48.8%
		U.S. TREASURY BILLS—42.2%
$100,000,000	(1)	0.992%, 5/6/2004	$99,986,076
50,000,000	(1)	0.911%, 5/20/2004	49,976,382
50,000,000	(1)	0.955%, 5/27/2004	49,966,146
100,000,000	(1)	1.006%, 7/8/2004	99,813,945
100,000,000	(1)	0.968%-0.989%, 8/5/2004	99,742,400
100,000,000	(1)	0.979%-1.000%, 8/26/2004	99,684,750
100,000,000	(1)	1.001%-1.026%, 9/9/2004	99,638,840
50,000,000	(1)	1.130%, 10/14/2004	49,745,236

		TOTAL	648,553,775

		U.S. TREASURY NOTE—6.6%
100,000,000		2.000%, 11/30/2004	100,468,148

TOTAL U.S. TREASURY OBLIGATIONS			749,021,923

REPURCHASE AGREEMENTS—51.2%
100,000,000		Agreement with Bear Stearns Co., Inc., 0.910%, dated 4/30/2004, to be repurchased at $100,007,583 on 5/3/2004, collateralized by U.S. Government National Strips and Strips Principal with various maturities to 2/15/2014, collateral market value $102,832,185 (at amortized cost)	100,000,000
100,000,000		Agreement with Dresdner Bank, 0.900%, dated 4/30/2004, to be repurchased at $100,007,500 on 5/3/2004, collateralized by U.S. Treasury Notes maturing on 4/30/2006, collateral market value $102,003,898 (at amortized cost)	100,000,000
160,842,000		Agreement with Greenwich Capital Markets, Inc., 0.930%, dated 4/30/2004, to be repurchased at $160,854,465 on 5/3/2004, collateralized by U.S. Government National Strips and Strips Principal with various maturities to 2/15/2023, collateral market value $164,059,488 (at amortized cost)	160,842,000

Principal Amount		Value
$ 55,000,000	Agreement with Lehman Brothers, Inc., 0.910%, dated 4/30/2004, to be repurchased at $55,004,171 on 5/3/2004, collateralized by U.S. Government National Strips with various maturities to 8/15/2012, collateral market value $56,100,481 (at amortized cost)	$55,000,000
160,000,000	Agreement with Morgan Stanley & Co., Inc., 0.930%, dated 4/30/2004, to be repurchased at $160,012,400 on 5/3/2004, collateralized by U.S. Treasury Bonds, U.S. Treasury Notes, U.S. Treasury Bills and a U.S. Treasury Inflationary Index with various maturities to 5/15/2030, collateral market value $161,574,738 (at amortized cost)	160,000,000
210,000,000	Agreement with Warburg Securities, 0.920%, dated 4/30/2004, to be repurchased at $210,016,100 on 5/3/2004, collateralized by U.S. Government National Strips and Strips Principal with various maturities to 11/15/2027, collateral market value $214,201,410 (at amortized cost)	210,000,000

TOTAL REPURCHASE AGREEMENTS		785,842,000

TOTAL INVESTMENTS—100.0% (at amortized cost)(2)		1,534,863,923

OTHER ASSETS AND LIABILITIES—NET—0.0%		513,099

TOTAL NET ASSETS—100%		$1,535,377,022

(1)	Yield at date of purchase.
(2)	Also represents cost for federal tax purposes.
Note:	The categories of investments are shown as a percentage of total net assets at April 30, 2004.

SOUTHTRUST INCOME FUND

PORTFOLIO OF INVESTMENTS

April 30, 2004

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS—1.5%
		FINANCE—1.5%
$1,287,859		Government National Mortgage Association, Series 2003-111, Class VA, 5.50%, 3/16/2013 (identified cost $1,365,533)	$1,332,355

CORPORATE BONDS—44.8%
		CONSUMER CYCLICAL—1.5%
750,000		Sysco Corp., Note, 4.75%, 7/30/2005	772,989
550,000		Target Corp., Note, 5.50%, 4/1/2007	585,839

		TOTAL	1,358,828

		CONSUMER DURABLES—0.7%
390,000		Fortune Brands, Inc., Note, 2.875%, 12/1/2006	389,321
220,000	(1)	Harley Davidson, Inc., Series 144A, 3.625%, 12/15/2008	217,140

		TOTAL	606,461

		CONSUMER NON-DURABLES—3.1%
220,000		Anheuser-Busch Cos., Inc., Deb., 7.25%, 9/15/2015	237,877
860,000		Coca-Cola Enterprises, Inc., 5.375%, 8/15/2006	909,460
900,000		Kraft Foods, Inc., Note, 4.625%, 11/1/2006	931,376
700,000		McDonald’s Corp., Note, Series MTNG, 3.875%, 8/15/2007	712,062

		TOTAL	2,790,775

		ENERGY—5.8%
348,800		ChevronTexaco Corp., Deb., 8.11%, 12/1/2004	362,175
700,000		ChevronTexaco Corp., Note, 3.50%, 9/17/2007	706,778
1,000,000		Conoco, Inc., 5.45%, 10/15/2006	1,064,264
260,000		DTE Energy Co., Sr. Note, 6.45%, 6/1/2006	276,347
915,000		Marathon Oil Corp., Note, 5.375%, 6/1/2007	965,464

Principal Amount			Value
$ 500,000		Pemex Project Funding Master, 6.125%, 8/15/2008	$522,500
1,340,000		Valero Energy Corp., Unsecd. Note, 3.50%, 4/1/2009	1,284,499

		TOTAL	5,182,027

		FINANCIAL SERVICES—15.0%
500,000	(1)	AIG SunAmerica Global Financial, Bond, Series 144A, 5.85%, 8/1/2008	538,444
860,000		Bank of America Corp., Sr. Note, 3.25%, 8/15/2008	838,663
645,000		CIT Group, Inc., Sr. Note, 5.50%, 11/30/2007	682,066
755,000		Citigroup, Inc., 5.75%, 5/10/2006	800,764
480,000		Countrywide Home Loans, Inc., Note, 3.25%, 5/21/2008	466,409
445,000		Credit Suisse First Boston USA, Inc., Note, 5.75%, 4/15/2007	474,823
1,200,000		Ford Motor Credit Co., Global Bond, 6.875%, 2/1/2006	1,270,693
1,000,000		General Electric Capital Corp., Note, 6.80%, 11/1/2005	1,067,013
730,000		General Motors Acceptance Corp., 4.50%, 7/15/2006	746,203
725,000		General Motors Acceptance Corp., 7.50%, 7/15/2005	765,183
875,000		Household Finance Corp., Unsecd. Note, 4.125%, 12/15/2008	875,536
1,220,000		John Deere Capital Corp., 4.50%, 8/22/2007	1,259,975
250,000		Key Bank, N.A., Sub. Note, Series BKNT, 6.50%, 4/15/2008	269,003
250,000		Lehman Brothers Holdings, Inc., 7.875%, 11/1/2009	293,105
145,000		Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007	165,498
555,000		Marsh & McLennan Cos., Inc., Unsecd. Note, 3.625%, 2/15/2008	551,784
860,000		Morgan Stanley, Bond, 5.80%, 4/1/2007	919,237

Principal Amount			Value
$ 240,000		Wachovia Corp., Unsecd. Note, 4.95%, 11/1/2006	$251,331
1,000,000		Wells Fargo & Co., Sub. Note, 7.125%, 8/15/2006	1,098,929

		TOTAL	13,334,659

		HEALTHCARE—0.9%
750,000		Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006	781,905

		INDUSTRIALS—2.0%
800,000		Emerson Electric Co., Unsecd. Note, 5.50%, 9/15/2008	849,683
880,000		Pitney Bowes, Inc., Note, 5.875%, 5/1/2006	934,703

		TOTAL	1,784,386

		PROCESS INDUSTRIES—0.7%
580,000		PPG Industries, Inc., Note, 6.50%, 11/1/2007	637,439

		RETAIL TRADE—1.0%
800,000		Price/Costco, Inc., Sr. Note, 7.125%, 6/15/2005	843,646

		TECHNOLOGY—4.8%
480,000		First Data Corp., Note, 3.375%, 8/1/2008	472,128
1,220,000		Hewlett-Packard Co., Note, 5.50%, 7/1/2007	1,298,791
960,000		IBM Corp., Note, 4.875%, 10/1/2006	1,006,802
385,000		Texas Instruments, Inc., Note, 6.125%, 2/1/2006	408,821
1,000,000		United Technologies Corp., Unsecd. Note, 6.625%, 11/15/2004	1,026,680

		TOTAL	4,213,222

		TELECOMMUNICATIONS—6.3%
740,000		360 Communications Co., Sr. Note, 7.50%, 3/1/2006	802,759
200,000		BellSouth Telecommunications, Inc., Unsecd. Note, 6.375%, 6/15/2004	201,127
870,000		Comcast Corp., Note, 6.20%, 11/15/2008	935,527
870,000	(1)	Cox Enterprises, Inc., Note, Series 144A, 8.00%, 2/15/2007	974,644
585,000		Deutsche Telekom International Finance BV, Company Guarantee, 3.875%, 7/22/2008	582,409

Principal Amount		Value
$ 500,000	Illinois Bell Telephone Co., Deb., 6.625%, 2/1/2025	$498,387
135,000	SBC Communications, Inc., Note, 5.75%, 5/2/2006	142,918
500,000	Sprint Capital Corp., Company Guarantee, 6.00%, 1/15/2007	531,819
860,000	Verizon Global Funding, Note, 6.125%, 6/15/2007	928,437

	TOTAL	5,598,027

	TRANSPORTATION—2.0%
875,000	American Airlines, Inc., Pass Thru Cert., Series 1999-1, 7.024%, 10/15/2009	883,279
875,000	Continental Airlines, Inc., Pass Thru Cert., Series 00-2, 7.487%, 4/2/2012	882,077

	TOTAL	1,765,356

	UTILITIES—1.0%
860,000	Georgia Power Co., Note, 6.20%, 2/1/2006	913,837

TOTAL CORPORATE BONDS (identified cost $39,364,096)		39,810,568

GOVERNMENT AGENCIES—24.5%
	FEDERAL HOME LOAN MORTGAGE CORPORATION—9.9%
2,000,000	3.50%, 4/1/2008	1,977,932
1,525,000	4.00%, 10/29/2007	1,530,579
451,679	5.50%, 2/1/2009	468,796
274,601	5.50%, 1/1/2014	283,426
1,238,468	5.50%, 12/1/2017	1,272,078
426,597	6.00%, 4/1/2017	445,782
1,675,000	6.25%, 3/5/2012	1,771,046
845,184	6.50%, 9/1/2016	894,787
147,546	7.50%, 2/1/2023	159,841

	TOTAL	8,804,267

	FEDERAL NATIONAL MORTGAGE ASSOCIATION—13.8%
1,409,471	4.50%, 6/1/2013	1,417,947
1,525,000	4.75%, 1/2/2007	1,590,136

Principal Amount			Value
$ 449,835		5.50%, 12/1/2014	$464,740
937,779		5.50%, 4/1/2017	968,175
1,750,000		5.50%, 5/2/2006	1,846,143
340,662		5.50%, 8/1/2018	349,935
159,645		5.50%, 8/1/2018	163,991
781,187		6.00%, 1/1/2017	815,517
281,092		6.00%, 1/1/2018	293,421
395,385		6.00%, 11/1/2014	413,660
351,942		6.00%, 12/1/2017	367,380
1,500,000		6.00%, 12/15/2005	1,590,281
401,805		6.00%, 2/1/2009	419,240
310,080		6.00%, 2/1/2018	323,648
398,800		6.00%, 8/1/2009	418,829
265,287		6.50%, 8/1/2013	281,339
475,671		7.00%, 10/1/2007	502,633

		TOTAL	12,227,015

		GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—0.8%
239,032		7.00%, 9/15/2008	256,652
395,161		7.00%, 2/15/2009	421,686

		TOTAL	678,338

TOTAL GOVERNMENT AGENCIES (identified cost $21,678,789)			21,709,620

SOVEREIGN BONDS—2.3%
1,125,000		British Columbia, Province of, Note, 4.625%, 10/3/2006	1,172,468
900,000		Italy, Government of, Bond, 2.50%, 3/31/2006	903,740

TOTAL SOVEREIGN BONDS (identified cost $2,021,913)			2,076,208

NOTES—VARIABLE—1.7%
		FINANCE—1.7%
1,500,000	(2)	USA Education, Inc., 1.390%, 6/16/2004 (identified cost $1,502,354)	1,500,579

Principal Amount or Shares			Value
U.S. TREASURY OBLIGATIONS—20.8%
		U.S. TREASURY BILL—3.4%
$3,000,000	(3)	1.165%, 10/28/2004	$2,982,975

		U.S. TREASURY NOTES—17.4%
1,600,000		1.50%, 3/31/2006	1,578,189
1,000,000		1.625%, 9/30/2005	996,446
1,000,000		1.875%, 11/30/2005	997,540
250,000		1.875%, 12/31/2005	249,073
1,080,000		2.00%, 8/31/2005	1,082,447
3,500,000		2.375%, 8/15/2006	3,490,841
2,100,000		2.625%, 11/15/2006	2,099,181
800,000		3.00%, 11/15/2007	798,282
4,000,000		4.375%, 5/15/2007	4,172,344

		TOTAL	15,464,343

TOTAL U.S. TREASURY OBLIGATIONS (identified cost $18,638,775)			18,447,318

MUTUAL FUND—3.3%
2,917,679		AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	2,917,679

TOTAL INVESTMENTS—98.9% (identified cost $87,489,139)(4)			87,794,327

OTHER ASSETS AND LIABILITIES—NET—1.1%			970,028

TOTAL NET ASSETS—100%			$88,764,355

(1)	Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund’s Board of Trustees. At April 30, 2004, these securities amounted to $1,730,228 which represents 1.9% of total net assets.
(2)	Current rate and next reset date.
(3)	Yield at date of purchase.
(4)	The cost of investments for federal tax purposes amounts to $88,007,857.
Note:	The categories of investments are shown as a percentage of total net assets at April 30, 2004.

SOUTHTRUST BOND FUND

PORTFOLIO OF INVESTMENTS

April 30, 2004

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS—1.2%
$ 1,126,646		Countrywide Home Loans 2003-15, Class 1A2, 5.50%, 10/25/2033	$1,147,274
333,917		Federal Home Loan Mortgage Corp., Series 2447, Class CA, 5.50%, 5/15/2009	341,051
124,262		Federal Home Loan Mortgage Corp., Series 26, Class F, 9.50%, 2/15/2020	124,573

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (identified cost $1,611,376)			1,612,898

CORPORATE BONDS—51.8%
		AUTOMOBILES—1.2%
800,000		Ford Motor Co., Sr. Deb., 6.375%, 2/1/2029	697,286
910,000		General Motors Corp., Note, 7.125%, 7/15/2013	956,170

		TOTAL	1,653,456

		BANKING—6.2%
1,000,000	(1)	AGFIRST Farm Credit Bank, Series 144A Sub., 7.30%, 10/31/2049	992,600
2,000,000		BB&T Corp., Sub. Note, 7.25%, 6/15/2007	2,268,868
1,000,000		Bank of America Corp., Sr. Note, 4.875%, 1/15/2013	987,108
2,000,000		Bank One Corp., Note, 6.00%, 8/1/2008	2,164,792
2,000,000		Farm Credit Bank of Texas, Series 1, 7.561%, 11/29/2049	2,004,620

		TOTAL	8,417,988

		COMMUNICATIONS—4.2%
800,000		Comcast Corp., 7.05%, 3/15/2033	844,261
300,000		Comcast Corp., Note, 5.50%, 3/15/2011	307,796
625,000		Time Warner, Inc., Sr. Note, 9.125%, 1/15/2013	772,205
3,000,000		Verizon Global Funding, Note, 6.75%, 12/1/2005	3,202,266
600,000		Viacom, Inc., Bond, 4.625%, 5/15/2018	542,851

		TOTAL	5,669,379

Principal Amount			Value
		CONSUMER CYCLICAL—2.7%
$ 2,000,000		Sysco Corp., Note, 4.75%, 7/30/2005	$2,061,304
1,500,000		Target Corp., Note, 5.375%, 6/15/2009	1,582,621

		TOTAL	3,643,925

		CONSUMER DURABLES—0.9%
1,000,000		Fortune Brands, Inc., Deb., 7.875%, 1/15/2023	1,210,791

		CONSUMER NON-DURABLES—0.5%
750,000		Gillette Co., 3.50%, 10/15/2007	753,536

		CONSUMER STAPLES—3.6%
1,000,000		Colgate-Palmolive Co., Note, Series E, 5.98%, 4/25/2012	1,079,509
1,000,000		Kraft Foods, Inc., 4.00%, 10/1/2008	996,574
1,130,000		Kraft Foods, Inc., 5.625%, 11/1/2011	1,169,245
1,500,000		Sara Lee Corp., 6.25%, 9/15/2011	1,644,595

		TOTAL	4,889,923

		ENERGY MINERALS—1.3%
1,930,000		Valero Energy Corp., Note, 4.75%, 4/1/2014	1,827,488

		FINANCE—18.1%
1,500,000	(1)	AIG SunAmerica Global Financial, Bond, Series 144A, 5.85%, 8/1/2008	1,615,330
1,800,000		CIT Group, Inc., Sr. Note, 4.00%, 5/8/2008	1,802,506
4,800,000		Citigroup, Inc., 5.75%, 5/10/2006	5,090,947
2,240,000		Countrywide Home Loans, Inc., Company Guarantee, 6.25%, 4/15/2009	2,427,407
2,500,000		Ford Motor Credit Co., Global Bond, 6.875%, 2/1/2006	2,647,277
2,000,000		General Electric Capital Corp., Note, 6.80%, 11/1/2005	2,134,026
980,000		General Motors Acceptance Corp., Note, Series MTN, 5.25%, 5/16/2005	1,008,430
1,000,000		Goldman Sachs Group, Inc., 6.60%, 1/15/2012	1,096,673
1,500,000		Household Finance Corp., Note, 6.375%, 10/15/2011	1,629,912
500,000		Household Finance Corp., Note, 6.375%, 11/27/2012	539,311

Principal Amount		Value
$ 1,300,000	Lehman Brothers Holdings, Inc., Note, 8.25%, 6/15/2007	$1,483,777
2,000,000	Morgan Stanley, Unsub., 6.75%, 4/15/2011	2,212,494
850,000	Wells Fargo & Co., Note, 4.80%, 7/29/2005	880,002

	TOTAL	24,568,092

	OIL & GAS—3.2%
1,000,000	Apache Corp., Note, 6.25%, 4/15/2012	1,104,719
1,300,000	Marathon Oil Corp., Note, 6.00%, 7/1/2012	1,379,225
600,000	Murphy Oil Corp., 7.05%, 5/1/2029	651,867
1,100,000	Pemex Project Funding Master, Company Guarantee, 7.375%, 12/15/2014	1,155,000

	TOTAL	4,290,811

	PHARMACEUTICALS—0.7%
1,000,000	Bristol-Myers Squibb Co., Note, 4.75%, 10/1/2006	1,042,540

	RETAIL TRADE—2.2%
815,000	Lowe’s Cos., Inc., Deb., 6.50%, 3/15/2029	859,059
2,000,000	Safeway Inc., Deb., 7.25%, 2/1/2031	2,144,836

	TOTAL	3,003,895

	TECHNOLOGY—0.8%
1,000,000	Computer Sciences Corp., 7.375%, 6/15/2011	1,146,496

	TRANSPORTATION—2.0%
1,325,000	American Airlines, Inc., Pass Thru Cert., Series 1999-1, 7.024%, 10/15/2009	1,337,537
1,350,000	Continental Airlines, Inc., Pass Thru Cert., Series 00-2, 7.487%, 4/2/2012	1,360,919

	TOTAL	2,698,456

	UTILITIES—4.2%
2,000,000	Dominion Resources, Inc., Sr. Note, 7.625%, 7/15/2005	2,127,612
500,000	PSEG Power LLC, Company Guarantee, 6.95%, 6/1/2012	553,379
2,000,000	Progress Energy, Inc., 5.85%, 10/30/2008	2,121,980

Principal Amount		Value
$ 800,000	Sprint Capital Corp., Company Guarantee, 6.00%, 1/15/2007	$850,910

	TOTAL	5,653,881

TOTAL CORPORATE BONDS (identified cost $67,028,153)		70,470,657

GOVERNMENT AGENCIES—19.1%
	FEDERAL HOME LOAN BANK—1.7%
2,000,000	7.03%, 7/14/2009	2,276,188

	FEDERAL HOME LOAN MORTGAGE CORPORATION—6.8%
2,500,000	5.125%, 7/15/2012	2,555,007
395,516	5.50%, 2/1/2033	395,381
167,841	6.00%, 4/1/2017	175,390
1,400,000	6.25%, 3/5/2012	1,480,277
428,588	6.50%, 12/1/2031	446,474
3,400,000	7.00%, 7/15/2005	3,608,617
555,104	7.00%, 12/1/2031	586,369

	TOTAL	9,247,515

	FEDERAL NATIONAL MORTGAGE ASSOCIATION—9.2%
592,282	5.50%, 4/1/2017	611,479
202,556	5.50%, 8/1/2018	208,070
95,787	5.50%, 8/1/2018	98,395
233,025	5.50%, 5/1/2029	233,638
1,678,810	5.50%, 3/1/2033	1,676,729
467,515	6.00%, 12/1/2008	477,668
594,885	6.00%, 12/1/2012	622,737
847,699	6.00%, 2/1/2033	867,864
1,456,232	6.00%, 3/1/2033	1,490,826
4,500,000	6.375%, 6/15/2009	4,994,779
155,492	6.50%, 8/1/2021	162,594
160,893	6.50%, 4/1/2022	168,250
296,969	6.50%, 2/1/2029	311,042
540,145	6.50%, 4/1/2031	562,605

	TOTAL	12,486,676

Principal Amount			Value
		GOVERNMENT NATIONAL MORTGAGE ASSOCIATION—1.3%
$ 400,505		5.50%, 12/15/2032	$401,175
395,161		7.00%, 2/15/2009	421,686
784,216		7.00%, 11/15/2029	834,661
131,496		8.00%, 2/15/2030	143,553

		TOTAL	1,801,075

		STUDENT LOAN MARKETING ASSOCIATION—0.1%
100,000		5.05%, 11/14/2014	97,242

TOTAL GOVERNMENT AGENCIES (identified cost $25,464,794)			25,908,696

REAL ESTATE INVESTMENT TRUST—0.8%
1,000,000		EOP Operating LP, Unsecd. Note, 7.00%, 7/15/2011 (identified cost $990,200)	1,111,388

SOVEREIGN BONDS—3.5%
1,000,000		British Columbia, Province of, Note, 4.625%, 10/3/2006	1,042,194
1,000,000		Italy, Government of, Bond, 2.50%, 3/31/2006	1,004,156
250,000		Mexico, Government of, Note, 6.375%, 1/16/2013	253,750
2,000,000		Quebec, Province of, Deb., 7.50%, 9/15/2029	2,449,410

TOTAL SOVEREIGN BONDS (identified cost $4,422,403)			4,749,510

U.S. TREASURY OBLIGATIONS—18.9%
		U.S. TREASURY BOND—1.8%
2,000,000	(2)	7.50%, 11/15/2016	2,487,110

		U.S. TREASURY NOTES—17.1%
2,000,000		1.625%, 4/30/2005	2,000,938
1,000,000	(2)	2.375%, 8/15/2006	997,383
1,000,000		2.625%, 11/15/2006	999,610
1,500,000	(2)	2.625%, 5/15/2008	1,461,445
2,500,000		3.00%, 2/15/2009	2,437,013
4,300,000	(2)	3.125%, 10/15/2008	4,237,014

Principal Amount or Shares			Value
$ 6,100,000	(2)	4.25%, 11/15/2013	$5,986,107
1,000,000	(2)	4.375%, 8/15/2012	1,002,227
1,300,000	(2)	4.875%, 2/15/2012	1,351,899
2,500,000	(2)	5.50%, 5/15/2009	2,718,067

		TOTAL	23,191,703

TOTAL U.S. TREASURY OBLIGATIONS (identified cost $26,070,742)			25,678,813

MUTUAL FUND—2.4%
3,260,823		AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	3,260,823

REPURCHASE AGREEMENT—14.4%
$19,640,125		Tri-Party Agreement with Morgan Stanley & Co., Inc., 1.19% dated 4/30/2004, to be repurchased at $19,642,073 on 5/1/2004, collateralized by corporate bonds held at the Bank of New York with various maturities to 3/11/2008, collateral market value $20,515,122 (at amortized cost) (held as collateral for securities lending)	19,640,125

TOTAL INVESTMENTS—112.1% (identified cost $148,488,616)(3)			152,432,910

OTHER ASSETS AND LIABILITIES—NET—(12.1)%			(16,485,033)

TOTAL NET ASSETS—100%			$135,947,877

(1)	Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the Fund’s Board of Trustees. At April 30, 2004, this security amounted to $2,607,930 which represents 1.9% of net assets.
(2)	Certain shares or principal amounts on loan to broker.
(3)	The cost of investments for federal tax purposes amounts to $148,929,414.
Note:	The categories of investments are shown as a percentage of total net assets at April 30, 2004.

The following acronym is used throughout this portfolio:

MTN—Medium Term Note

SOUTHTRUST ALABAMA TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS

April 30, 2004

Principal Amount		Credit Rating(1)	Value
LONG-TERM MUNICIPALS—98.0%
	ALABAMA—96.1%
$1,020,000	Alabama Building Renovation Finance Authority, Refunding Revenue Bonds, 5.25% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 4.85%), 9/1/2007	AAA	$1,112,606
960,000	Alabama Drinking Water Finance Authority, Series A, Revenue Bond, 4.70% (Ambac Financial Group, Inc. INS), 8/15/2011	AAA	1,009,334
875,000	Alabama Drinking Water Finance Authority, Series A, 5.125% (Original Issue Yield: 5.22%), 8/15/2016	AAA	924,009
1,230,000	Alabama Drinking Water Finance Authority, Revenue Bond, Series A, 4.65% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 4.75%), 8/15/2011	AAA	1,311,168
675,000	Alabama Incentives Financing Authority, Series A, 6.00% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 6.20%), 10/1/2029	AAA	754,765
500,000	Alabama Private Colleges & Universities Facilities Authority, Series A, Revenue Bond, 4.90% (FGIC INS), 7/1/2005	AAA	519,805
530,000	Alabama Special Care Facilities Finance Authority, 6.00% (MBIA Insurance Corp. INS), 10/1/2025	AAA	568,409
390,000	Alabama Special Care Facilities Finance Authority, Refunding Revenue Bonds, 6.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.999%), 4/1/2006 (@102)	AAA	421,684

Principal Amount		Credit Rating(1)	Value
$ 350,000	Alabama State Board of Education, Refunding Revenue Bonds, 5.50% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 4.44%), 10/1/2011	AAA	$394,436
500,000	Alabama State Board of Education, Revenue Bond, 5.00% (Shelton State Community College)/(MBIA Insurance Corp. INS), 10/1/2006	AAA	536,145
1,000,000	Alabama State Federal Highway Finance Authority, Series A, 5.25% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.64%), 3/1/2013	AAA	1,090,910
500,000	Alabama State IDA, Special Tax, 4.50%, 7/1/2010	A2	517,640
1,000,000	Alabama State Parks System, Series A, 5.00% (Original Issue Yield: 4.08%), 6/1/2008	AA	1,086,910
1,000,000	Alabama State Parks System, Series A, 5.00% (Original Issue Yield: 4.49%), 6/1/2012	AA	1,063,220
1,165,000	Alabama State Public School & College Authority, Series A, Revenue Bonds, 5.00%, 2/1/2012	AA	1,250,220
1,000,000	Alabama State Public School & College Authority, Series C, 5.75%, 7/1/2017	AA	1,112,770
400,000	Alabama State Public School & College Authority, Series D, 5.75% (Original Issue Yield: 5.337%), 8/1/2011	AA	454,044
1,000,000	Alabama State Public School & College Authority, Revenue Bonds, Series C, 5.00%, 5/1/2012	AAA	1,074,870
500,000	Alabama State Public School & College Authority, Revenue Bonds, 4.75% (Original Issue Yield: 4.85%), 11/1/2006	AAA	526,975

Principal Amount		Credit Rating(1)	Value
$ 600,000	Alabama State, GO UT, Series C, 5.50% (Parks Systems Improvement Corp.), 6/1/2010	AA	$671,382
1,410,000	Alabama State, Series C, 5.25% (Parks Systems Improvement Corp.), 6/1/2009	AA	1,554,722
700,000	Alabama Water PCA, Series A, 5.00% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.60%), 8/15/2015	AAA	707,931
1,000,000	Alabama Water PCA, Refunding Revenue Bonds, 5.50% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.15%), 8/15/2008	AAA	1,109,370
1,000,000	Alabama Water PCA, Refunding Revenue Bonds, 5.50% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.27%), 8/15/2014	AAA	1,087,600
500,000	Anniston, AL, Waterworks & Sewer Board, 5.35% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.40%), 6/1/2014	AAA	539,350
500,000	Auburn, AL, GO Unlimited Warrants, 4.80%, 12/1/2009	AA-	531,245
1,750,000	Auburn University AL, General Fee Revenue Bond, 5.25%, 6/1/2016 (Ambac Financial Group, Inc. INS)	NR	1,884,575
1,265,000	Birmingham, AL, GO UT Warrants, Series B, 5.00%, 7/1/2013	NR	1,362,468
465,000	Birmingham, AL, Waterworks & Sewer Board, Series B, 5.25% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.42%), 1/1/2017	AAA	500,098
1,200,000	Birmingham, AL, Waterworks & Sewer Board, Revenue Bonds Warrants, 5.125%, 1/1/2017	AA-	1,256,532

Principal Amount		Credit Rating(1)	Value
$ 750,000	Birmingham-Carraway, AL, Special Care Facilities Financing Authority, Refunding Revenue Bonds, 5.875% (Connie Lee INS)/(Original Issue Yield: 6.00%), 8/15/2015	AAA	$801,480
500,000	East Central, AL, Refunding Revenue Bonds, 5.35% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.414%), 9/1/2014	AAA	536,985
1,000,000	Homewood, AL, Educational Building Authority, Refunding Revenue Bonds, 5.02% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.02%), 12/1/2016	NR	1,055,890
1,615,000	Homewood, AL, GO UT, 5.00% (Original Issue Yield: 4.66%), 6/1/2011 (@102)	AA-	1,697,914
1,000,000	Hoover, AL, Board of Education, 5.00%, 2/15/2015	AAA	1,051,200
450,000	Houston County, AL, GO UT, 5.35% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.37%), 10/15/2011 (@102)	AAA	501,714
1,000,000	Huntsville, AL, Series A, 5.00% (Original Issue Yield: 5.20%), 2/1/2007	AA	1,033,370
345,000	Huntsville, AL, Series A, 5.25% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 4.44%), 2/1/2017	AAA	371,247
1,000,000	Huntsville, AL, Series D, 5.25% (Original Issue Yield: 4.30%), 11/1/2009	AA	1,098,600
500,000	Huntsville, AL, GO UT, Warrants, Series B, 5.25%, 11/1/2009	AA	549,300

Principal Amount		Credit Rating(1)	Value
$ 750,000	Jefferson County, AL, Sewer System, Series D, 5.75% (Original Issue Yield: 5.829%), 2/1/2027	AAA	$827,220
1,000,000	Jefferson County, AL, GO UT, 5.20% (FSA INS)/(Original Issue Yield: 5.30%), 2/15/2012	AAA	1,072,490
500,000	Lauderdale County & Florence, AL, Health Care Authority, Series A, 6.00% (MBIA Insurance Corp.INS)/(Original Issue Yield: 5.20%), 7/1/2013	AAA	568,660
500,000	Madison County, AL, Board of Education, 5.20% (FSA INS), 3/1/2015	AAA	528,950
1,185,000	Madison, AL, GO UT Warrants, 6.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 6.10%), 4/1/2023	AAA	1,255,472
500,000	McIntosh, AL, IDB, Series B, 4.65% (Original Issue Yield: 4.65%), 6/1/2008	A	524,150
1,000,000	Mobile County, AL, Board of School Commissioners, Series B, 5.00% (Ambac Financial Group, Inc. INS), 3/1/2006	AAA	1,057,090
800,000	Mobile, AL, IDB, PCR Refunding Bonds, Series 1998B, 4.75% (International Paper Co.), 4/1/2010	BBB+	840,272
1,000,000	Mobile, AL, IDB, Revenue Bonds, 4.75%, 4/1/2010	BBB	1,050,340
700,000	Mobile, AL, Water & Sewer Commissioners, 5.25% (FGIC INS)/(Original Issue Yield: 4.63%), 1/1/2015	AAA	753,823
1,100,000	Mobile, AL, Water & Sewer Commissioners, 5.25% (FGIC INS)/(Original Issue Yield: 4.74%), 1/1/2016	AAA	1,180,839

Principal Amount		Credit Rating(1)	Value
$1,000,000	Mobile, AL, Water & Sewer Commissioners, Refunding Revenue Bonds, 5.00% (FGIC INS)/(Original Issue Yield: 3.98%), 1/1/2009	AAA	$1,084,900
350,000	Mobile, AL, 5.50% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.67%), 2/15/2014	AAA	385,315
1,000,000	Montgomery, AL, BMC Special Care Facilities Finance Authority, Revenue Refunding Bonds, Series A, 5.20% (Baptist Medical Center, AL)/( Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.30%), 5/1/2013	AAA	1,083,250
1,500,000	Montgomery, AL, Downtown Redevelopment Authority, Refunding Revenue Bonds, 5.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 3.74%), 10/1/2010	AAA	1,636,155
1,250,000	Shelby County, AL, Board of Education, GO Limited Warrants, Series A, 4.75% (Ambac Financial Group, Inc. INS), 2/1/2009	AAA	1,344,187
500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (Ambac Financial Group, Inc. INS)/(Original Issue Yield: 5.25%), 6/1/2010	AAA	539,850
500,000	The Board of Trustees of the University of Alabama, Revenue Bonds, Series A, 5.25% (Ambac Financial Group, Inc. INS), 6/1/2008	AAA	539,850
500,000	The Board of Trustees of the University of Alabama, Revenue Refunding Bonds, 5.00% (Original Issue Yield: 5.50%), 10/1/2014	AAA	511,295

Principal Amount or Shares			Credit Rating(1)	Value
$1,000,000		Tuscaloosa County, AL, Warrants, 5.55%, 1/1/2015	AA-	$1,097,410
1,000,000		Tuscaloosa County, AL, Warrants, 5.75%, 1/1/2019	AA-	1,105,890
1,000,000		University of Alabama, 5.40% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.55%), 9/1/2013	AAA	1,094,640
500,000		University of Alabama, Refunding Revenue Bonds, 5.00% (FGIC INS)/(Original Issue Yield: 4.09%), 10/1/2009	AAA	546,150
1,125,000		Vestavia Hills, AL, Series B, 5.00% (Original Issue Yield: 4.02%), 2/1/2013	A2	1,212,244
400,000		Vestavia Hills, AL, GO UT, Series B, 5.00%, 2/1/2015	A2	421,496
500,000		Wilsonville, AL IDB, Alabama Power Company (Gaston Plant), 5.50% (MBIA Insurance Corp. INS/(Original Issue Yield: 5.499%), 1/1/2024	AAA	501,810

		TOTAL		58,396,641

		GUAM—1.0%
560,000		Guam Airport Authority Revenue Bonds, Revenue Bonds, 5.00%, 10/01/2011	AAA	609,409

		PUERTO RICO—0.9%
500,000		Puerto Rico Electric Power Authority, Revenue Bonds, Series DD, 5.00% (FSA INS), 7/1/2009	AAA	548,290

TOTAL LONG-TERM MUNICIPALS (identified cost $57,678,780)				59,554,340

MUTUAL FUND—0.7%
463,718	(2)	Alabama Municipal Cash Trust (at net asset value)		463,718

TOTAL INVESTMENTS—98.7% (identified cost $58,142,498)(3)	$60,018,058

OTHER ASSETS AND LIABILITIES—NET—1.3%	768,956

TOTAL NET ASSETS—100%	$60,787,014

(1)	Please refer to the “Investment Ratings” in the Statement of Additional Information for an explanation of the credit ratings. Investment ratings are unaudited.
(2)	Affiliated company
(3)	The cost of investments for federal tax purposes amounts to $58,141,203.
Note:	The categories of investments are shown as a percentage of total net assets at April 30, 2004.

The following acronyms are used throughout this portfolio:

FGIC—Financial Guaranty Insurance Company

FSA—Financial Security Assurance

GO—General Obligation

IDA—Industrial Development Authority

IDB—Industrial Development Bond

INS—Insured

MBIA—Municipal Bond Investors Assurance

PCA—Pollution Control Authority

PCR—Pollution Control Revenue

UT—Unlimited Tax

SOUTHTRUST VALUE FUND

PORTFOLIO OF INVESTMENTS

April 30, 2004

Shares			Value
COMMON STOCKS—98.9%
		CONSUMER DISCRETIONARY—18.8%
140,000	(1)	Advance Auto Parts, Inc.	$6,041,000
135,000	(1)	Brinker International, Inc.	5,192,100
250,050	(1)	Comcast Corp., Class A	7,526,505
175,000		Home Depot, Inc.	6,158,250
175,000		Jones Apparel Group, Inc.	6,405,000
455,000		Mattel, Inc.	7,716,800
215,000		Penney (J.C.) Co., Inc.	7,279,900
405,000	(1)	Time Warner, Inc.	6,812,100
150,000	(1)	Yum! Brands, Inc.	5,818,500

		TOTAL	58,950,155

		CONSUMER STAPLES—6.5%
150,000		Cadbury Schweppes PLC, ADR	4,897,500
210,000		CVS Corp.	8,112,300
150,000		General Mills, Inc.	7,312,500

		TOTAL	20,322,300

		ENERGY—11.5%
110,000		BP PLC, ADR	5,819,000
80,000		Devon Energy Corp.	4,896,000
203,000	(1)	FMC Technologies, Inc.	5,531,750
125,000		Halliburton Co.	3,725,000
71,000		Kerr-McGee Corp.	3,474,030
75,000		Schlumberger Ltd.	4,389,750
140,000	(1)	Transocean, Inc.	3,887,800
164,582		XTO Energy, Inc.	4,394,340

		TOTAL	36,117,670

		FINANCIALS—18.9%
175,000		Ace Ltd.	7,672,000
100,000		Ambac Financial Group, Inc.	6,900,000
160,000		Bank One Corp.	7,899,200
97,177		Bank of America Corp.	7,821,777
205,000		Charter One Financial, Inc.	6,840,850
120,000		Federal Home Loan Mortgage Corp.	7,008,000
290,000		U.S. Bancorp	7,435,600
100,000		XL Capital Ltd.	7,635,000

		TOTAL	59,212,427

Shares			Value
		HEALTHCARE—15.7%
150,000		Abbott Laboratories	$6,603,000
125,000		Baxter International, Inc.	3,956,250
185,000		Bristol-Myers Squibb Co.	4,643,500
130,000		Johnson & Johnson	7,023,900
150,000	(1)	Medco Health Solutions, Inc.	5,310,000
316,000		Pfizer, Inc.	11,300,160
225,000	(1)	Shire Pharmaceuticals Group PLC, ADR	6,243,750
100,000		Universal Health Services, Inc., Class B	4,390,000

		TOTAL	49,470,560

		INDUSTRIALS—11.7%
375,000		Cendant Corp.	8,880,000
85,000		Emerson Electric Co.	5,118,700
60,000		Northrop Grumman Corp.	5,955,000
360,000		Tyco International Ltd.	9,882,000
80,000		United Technologies Corp.	6,900,800

		TOTAL	36,736,500

		INFORMATION TECHNOLOGY—13.3%
1,685,194	(1)	Agere Systems, Inc., Class B	3,656,871
190,000		First Data Corp.	8,624,100
165,000		Harris Corp.	7,433,250
65,000		International Business Machines Corp.	5,731,050
325,000		Nokia Oyj, Class A, ADR	4,553,250
200,000	(1)	SunGard Data Systems, Inc.	5,214,000
500,000	(1)	Unisys Corp.	6,515,000

		TOTAL	41,727,521

		TELECOMMUNICATIONS—2.5%
30,000		Alltel Corp.	1,510,200
168,360		Verizon Communications	6,353,906

		TOTAL	7,864,106

TOTAL COMMON STOCKS (identified cost $233,000,851)			310,401,239

MUTUAL FUND—1.6%
5,160,047		AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	5,160,047

Value
TOTAL INVESTMENTS—100.5% (identified cost $238,160,898)(2)	$315,561,286

OTHER ASSETS AND LIABILITIES—NET—(0.5)%	(1,632,443)

TOTAL NET ASSETS—100%	$313,928,843

(1)	Non-income producing security.
(2)	The cost of investments for federal tax purposes amounts to $238,160,898.
Note:	The categories of investments are shown as a percentage of total net assets at April 30, 2004.

The following acronym is used throughout this portfolio:

ADR—American Depositary Receipt

SOUTHTRUST GROWTH FUND

PORTFOLIO OF INVESTMENTS

April 30, 2004

Shares			Value
COMMON STOCKS—99.8%
		CONSUMER DISCRETIONARY—15.0%
38,750	(1)	Bed Bath & Beyond, Inc.	$1,438,400
45,000		Best Buy Co., Inc.	2,441,250
35,000		Harley Davidson, Inc.	1,971,200
85,000		Home Depot, Inc.	2,991,150
55,000	(1)	Kohl’s Corp.	2,298,450
78,500		Walt Disney Co.	1,807,855

		TOTAL	12,948,305

		CONSUMER STAPLES—13.6%
22,500		Colgate-Palmolive Co.	1,302,300
45,000		Costco Wholesale Corp.	1,685,250
27,500		PepsiCo, Inc.	1,498,475
42,500		Sysco Corp.	1,625,625
65,000		Walgreen Co.	2,241,200
60,000		Wal-Mart Stores, Inc.	3,420,000

		TOTAL	11,772,850

		ENERGY—2.4%
35,000		Schlumberger Ltd.	2,048,550

		FINANCE—15.1%
40,000		Aflac, Inc.	1,689,200
43,500		American Express Co.	2,129,325
40,000		American International Group, Inc.	2,866,000
25,000		Bank of New York Co., Inc.	728,500
60,000		Citigroup, Inc.	2,885,400
2,500		Federal Home Loan Mortgage Corp.	146,000
47,500		Fifth Third Bancorp	2,548,850

		TOTAL	12,993,275

		HEALTHCARE—19.2%
66,000	(1)	Amgen, Inc.	3,713,820
45,000		Johnson & Johnson	2,431,350
23,000		Lilly (Eli) & Co.	1,697,630
38,500	(1)	Medco Health Solutions, Inc.	1,362,900
75,000		Medtronic, Inc.	3,784,500
100,000		Pfizer, Inc.	3,576,000

		TOTAL	16,566,200

Shares			Value
		INDUSTRIALS—10.8%
22,500		3M Co.	$1,945,800
120,000		General Electric Co.	3,594,000
130,000		Southwest Airlines Co.	1,856,400
71,000		Tyco International Ltd.	1,948,950

		TOTAL	9,345,150

		INFORMATION TECHNOLOGY—22.4%
15,000		Analog Devices, Inc.	639,000
106,250	(1)	Cisco Systems, Inc.	2,217,437
82,500	(1)	Dell, Inc.	2,863,575
45,000		First Data Corp., Class	2,042,550
90,000		Intel Corp.	2,315,700
5,250	(1)	Intuit, Inc.	222,968
145,000		Microsoft Corp.	3,765,650
120,000		Nokia Oyj, Class A, ADR	1,681,200
44,500		Qualcomm, Inc.	2,779,470
85,000	(1)	Taiwan Semiconductor Manufacturing Co., ADR	810,050

		TOTAL	19,337,600

		TELECOM SERVICES—1.3%
22,500		Alltel Corp.	1,132,650

Total Common Stocks (identified cost $73,176,631)			86,144,580

MUTUAL FUND—0.1%
57,620		AIM Short-Term Investment Co. Prime Portfolio (at net asset value)	57,620

TOTAL INVESTMENTS—99.9% (identified cost $73,234,251)(2)			86,202,200

OTHER ASSETS AND LIABILITIES—NET—0.1%			109,232

TOTAL NET ASSETS—100%			$86,311,432

(1)	Non-income producing security.
(2)	The cost of investments for federal tax purposes amounts to $73,473,832.
Note:	The categories of investments are shown as a percentage of total net assets at April 30, 2004.

The following acronym is used throughout this portfolio:

ADR—American Depositary Receipt

SOUTHTRUST FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2004

	U.S. Treasury Money Market Fund	Income Fund		Bond Fund
Assets:
Investments in repurchase agreements	$785,842,000	$—		$19,640,125	(1)
Investments in securities	749,021,923	87,794,327		132,792,785

Total investments in securities, at value	1,534,863,923	87,794,327		152,432,910
Cash	21,130	1,529		2,622
Receivable for investments sold	—	—		1,275,223
Receivable for shares sold	150	52,300		62,000
Income receivable	877,990	930,633		1,840,366
Other assets (Note 5)	90,960	6,051		11,397

Total assets	1,535,854,153	88,784,840		155,624,518

Liabilities:
Payable for shares redeemed	—	430		10,081
Payable for collateral due to broker	—	—		19,640,125
Income distribution payable	284,965	—		—
Payable for Trustees fees	11,227	—		—
Payable for custodian fees (Note 5)	4,641	695		1,101
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	4,048	4,096		4,356
Accrued expenses	81,290	9,213		9,581
Payable for deferred compensation (Note 5)	90,960	6,051		11,397

Total liabilities	477,131	20,485		19,676,641

Net Assets Consist of:
Paid in capital	1,535,373,148	91,902,862		135,409,152
Net unrealized appreciation of investments	—	305,188		3,944,294
Accumulated net realized loss on investments	—	(3,479,179)		(3,507,055)
Undistributed net investment income	3,874	35,484		101,486

Total Net Assets	$1,535,377,022	$88,764,355		$135,947,877

Shares Outstanding	1,535,373,148	9,264,139		13,402,341

Net Asset Value Per Share:
(Net Assets/Shares Outstanding)	$1.00	$9.58		$10.14

Offering Price Per Share(2)	$1.00	$9.93	(3)	$10.51	(3)

Redemption Proceeds Per Share(2)	$1.00	$9.48	(4)	$10.04	(4)

Investments, at identified cost	$1,534,863,923	$87,489,139		$148,488,616

(1)	Including $19,640,125 of collateral for securities loaned.
(2)	See “What Do Shares Cost?” in the Prospectus.
(3)	Computation of offering price: 100/96.5 of net asset value.
(4)	Computation of redemption proceeds: 99/100 of net asset value.

	Alabama Tax-Free Income Fund		Value Fund		Growth Fund
Assets:
Total investments in securities, at value	$60,018,058	(1)	$315,561,286		$86,202,200
Cash	1,069		4,786		1,349
Receivable for investments sold	—		—		1,319,359
Receivable for shares sold	499		477,318		101,219
Income receivable	773,097		350,308		40,250
Other assets (Note 5)	4,556		23,839		6,216

Total assets	60,797,279		316,417,537		87,670,593

Liabilities:
Payable for investments purchased	—		2,417,490		1,323,621
Payable for shares redeemed	—		7,113		4,320
Payable for custodian fees (Note 5)	483		3,202		714
Payable for transfer and dividend disbursing agent fees and expenses (Note 5)	3,717		7,917		9,185
Accrued expenses	1,509		29,133		15,105
Payable for deferred compensation (Note 5)	4,556		23,839		6,216

Total liabilities	10,265		2,488,694		1,359,161

Net Assets Consist of:
Paid in capital	58,694,979		238,956,789		78,631,019
Net unrealized appreciation of investments	1,875,560		77,400,388		12,967,949
Accumulated net realized gain (loss) on investments	148,898		(2,684,496)		(5,281,407)
Undistributed net investment income (Accumulated net investment loss)	67,577		256,162		(6,129)

Total Net Assets	$60,787,014		$313,928,843		$86,311,432

Shares Outstanding	5,759,001		19,453,037		12,064,587

Net Asset Value Per Share:
(Net Assets/Shares Outstanding)	$10.56		$16.14		$7.15

Offering Price Per Share(2)	$10.94	(3)	$16.90	(4)	$7.49	(4)

Redemption Proceeds Per Share(2)	$10.45	(5)	$15.98	(5)	$7.08	(5)

Investments, at identified cost	$58,142,498		$238,160,898		$73,234,251

(1)	Includes $463,718 of investments in affiliated issuer (Note 5).
(2)	See “What Do Shares Cost?” in the Prospectus.
(3)	Computation of offering price: 100/96.5 of net asset value.
(4)	Computation of offering price: 100/95.5 of net asset value.
(5)	Computation of redemption proceeds: 99/100 of net asset value.

SOUTHTRUST FUNDS

STATEMENT OF OPERATIONS

Year Ended April 30, 2004

	U.S.Treasury Money Market Fund	Income Fund	Bond Fund
Investment Income:
Interest	$12,462,804	$3,054,002	$7,151,881 (1)

Expenses:
Investment adviser fee (Note 5)	6,076,097	523,146	854,837
Administrative personnel and services fee (Note 5)	1,153,762	82,821	135,379
Custodian fees (Note 5)	85,761	8,719	14,247
Transfer and dividend disbursing agent fees and expenses (Note 5)	31,363	31,369	33,457
Trustees’ fees	25,933	2,785	2,204
Auditing fees	16,290	15,022	16,046
Legal fees	8,812	6,634	6,013
Portfolio accounting fees	367,271	34,918	52,001
Shareholder services fee (Note 5)	3,038,048	217,978	356,182
Share registration costs	31,034	21,725	20,083
Printing and postage	38,869	17,164	15,029
Insurance premiums	69,230	13,945	15,321
Deferred compensation expense (Note 5)	35,869	2,534	4,478
Miscellaneous	45,199	9,225	11,157

Total expenses	11,023,538	987,985	1,536,434

Waivers (Note 5)—
Waiver of investment adviser fee	(1,701,307)	(226,697)	—
Waiver of shareholder services fee	(2,430,439)	(174,382)	(284,945)

Total waivers	(4,131,746)	(401,079)	(284,945)

Net expenses	6,891,792	586,906	1,251,489

Net investment income	5,571,012	2,467,096	5,900,392

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	—	732,615	2,415,024
Change in unrealized depreciation of investments	—	(2,288,145)	(7,056,284)

Net realized and unrealized loss on investments	—	(1,555,530)	(4,641,260)

Change in net assets resulting from operations	$5,571,012	$911,566	$1,259,132

(1)	Includes income on securities loaned of $15,023.

	Alabama Tax-Free Income Fund	Value Fund	Growth Fund
Investment Income:
Dividends	$6,176 (1)	$4,350,368 (2)	$873,140 (3)
Interest	2,489,306	124,401	5,097

Total income	2,495,482	4,474,769	878,237

Expenses:
Investment adviser fee (Note 5)	368,067	2,191,777	608,025
Administrative personnel and services fee (Note 5)	58,268	277,454	76,967
Custodian fees (Note 5)	6,135	29,224	8,107
Transfer and dividend disbursing agent fees and expenses (Note 5)	29,398	45,761	60,838
Trustees’ fees	2,096	6,057	3,007
Auditing fees	13,973	14,205	13,844
Legal fees	6,413	6,396	7,268
Portfolio accounting fees	26,211	86,191	24,916
Shareholder services fee (Note 5)	153,361	730,592	202,675
Share registration costs	21,313	29,345	22,914
Printing and postage	11,262	17,414	25,514
Insurance premiums	12,313	19,810	13,715
Deferred compensation expense (Note 5)	1,795	7,856	2,163
Miscellaneous	12,055	13,591	10,070

Total expenses	722,660	3,475,673	1,080,023

Waivers (Note 5)—
Waiver of investment adviser fee	(214,706)	—	—
Waiver of shareholder services fee	(122,689)	(584,474)	(137,819)

Total waivers	(337,395)	(584,474)	(137,819)

Net expenses	385,265	2,891,199	942,204

Net investment income (loss)	2,110,217	1,583,570	(63,967)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	188,499	14,232,711	2,619,419
Change in unrealized appreciation (depreciation) of investments	(1,431,662)	61,893,352	8,476,006

Net realized and unrealized gain (loss) on investments	(1,243,163)	76,126,063	11,095,425

Change in net assets resulting from operations	$867,054	$77,709,633	$11,031,458

(1)	Received from affiliated issuers (Note 5).
(2)	Net of foreign taxes withheld of $27,518.
(3)	Net of foreign taxes withheld of $6,314.

SOUTHTRUST FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	U.S.Treasury Money Market Fund		Income Fund
	Year Ended April 30,		Year Ended April 30,
	2004	2003	2004	2003
Increase (Decrease) in Net Assets Operations—
Net investment income	$5,571,012	$11,616,996	$2,467,096	$3,040,186
Net realized gain on investments	—	—	732,615	380,755
Net change in unrealized appreciation/depreciation of investments	—	—	(2,288,145)	1,915,648

Change in net assets resulting from operations	5,571,012	11,616,996	911,566	5,336,589

Distributions to Shareholders—
Distributions from net investment income	(5,567,887)	(11,616,247)	(3,340,849)	(3,508,640)

Share Transactions—
Proceeds from sale of shares	3,229,834,547	2,923,029,533	24,697,738	22,551,986
Net asset value of shares issued to shareholders in payment of distributions declared	1,934,848	4,530,298	667,537	663,318
Cost of shares redeemed	(2,846,537,028)	(3,015,344,574)	(17,529,684)	(14,548,117)

Change in net assets resulting from share transactions	385,232,367	(87,784,743)	7,835,591	8,667,187

Change in net assets	385,235,492	(87,783,994)	5,406,308	10,495,136
Net Assets:
Beginning of period	1,150,141,530	1,237,925,524	83,358,047	72,862,911

End of period	$1,535,377,022	$1,150,141,530	$88,764,355	$83,358,047

Undistributed net investment income included in net assets at end of period	$3,874	$749	35,484	$26,237

	Bond Fund		Alabama Tax-Free Income Fund
	Year Ended April 30,		Year Ended April 30,
	2004	2003	2004	2003
Increase (Decrease) in Net Assets Operations—
Net investment income	$5,900,392	$6,717,149	$2,110,217	$2,057,887
Net realized gain (loss) on investments	2,415,024	(437,259)	188,499	677,784
Net change in unrealized appreciation/depreciation of investments	(7,056,284)	9,058,094	(1,431,662)	1,863,551

Change in net assets resulting from operations	1,259,132	15,337,984	867,054	4,599,222

Distributions to Shareholders—
Distributions from net investment income	(6,628,685)	(7,175,461)	(2,115,198)	(2,105,722)
Distributions from net realized gain on investments transactions	—	—	(325,406)	(993,226)

Change in net assets from distributions to shareholders	(6,628,685)	(7,175,461)	(2,440,604)	(3,098,948)

Share Transactions—
Proceeds from sale of shares	14,612,774	20,512,699	13,584,028	6,834,222
Net asset value of shares issued to shareholders in payment of distributions declared	1,895,282	4,803,999	726,690	1,272,211
Cost of shares redeemed	(24,216,101)	(28,634,164)	(7,889,712)	(9,123,430)

Change in net assets resulting from share transactions	(7,708,045)	(3,317,466)	6,421,006	(1,016,997)

Change in net assets	(13,077,598)	4,845,057	4,847,456	483,277
Net Assets:
Beginning of period	149,025,475	144,180,418	55,939,558	55,456,281

End of period	$135,947,877	$149,025,475	$60,787,014	$55,939,558

Undistributed net investment income included in net assets at end of period	$101,486	$101,746	$67,577	$73,779

	Value Fund		Growth Fund
	Year Ended April 30,		Year Ended April 30,
	2004	2003	2004	2003
Increase (Decrease) in Net Assets Operations—
Net investment income (loss)	$1,583,570	$1,870,068	$(63,967)	$(46,493)
Net realized gain (loss) on investments	14,232,711	(16,856,532)	2,619,419	(4,308,934)
Net change in unrealized appreciation/depreciation of investments	61,893,352	(45,537,697)	8,476,006	(2,846,896)

Change in net assets resulting from operations	77,709,633	(60,524,161)	11,031,458	(7,202,323)

Distributions to Shareholders—
Distributions from net investment income	(1,443,201)	(1,879,277)	—	—
Distributions from net realized gain on investments transactions	—	(1,284,234)	—	—

Change in net assets from distributions to shareholders	(1,443,201)	(3,163,511)	—	—

Share Transactions—
Proceeds from sale of shares	30,745,421	32,274,244	19,323,876	16,838,392
Net asset value of shares issued to shareholders in payment of distributions declared	977,996	2,660,320	—	—
Cost of shares redeemed	(44,445,629)	(46,827,250)	(13,359,642)	(12,224,237)

Change in net assets resulting from share transactions	(12,722,212)	(11,892,686)	5,964,234	4,614,155

Change in net assets	63,544,220	(75,580,358)	16,995,692	(2,588,168)
Net Assets:
Beginning of period	250,384,623	325,964,981	69,315,740	71,903,908

End of period	$313,928,843	$250,384,623	$86,311,432	$69,315,740

Undistributed net investment income (Accumulated net investment loss) included in net assets at end of period	$256,162	$115,793	$(6,129)	$(3,992)

SOUTHTRUST FUNDS

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended April 30,	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) on investments		Total from investment operations	Distributions from net investment income	Distributions from net realized gain on investments
U.S. Treasury Money Market Fund
2000	$1.00	0.048		—		0.048	(0.048)	—
2001	$1.00	0.055		—		0.055	(0.055)	—
2002(3)	$1.00	0.024		—		0.024	(0.024)	—
2003	$1.00	0.010		—		0.010	(0.010)	—
2004	$1.00	0.005		—		0.005	(0.005)	—
Income Fund
2000	$9.78	0.58		(0.37)		0.21	(0.58)	—
2001	$9.41	0.57		0.31		0.88	(0.57)	—
2002(3)	$9.72	0.53	(4)	(0.13	)(4)	0.40	(0.50)	—
2003	$9.62	0.44		0.23		0.67	(0.44)	—
2004	$9.85	0.37		(0.27)		0.10	(0.37)	—
Bond Fund
2000	$10.24	0.58		(0.57)		0.01	(0.58)	—
2001	$9.67	0.57		0.42		0.99	(0.58)	—
2002(3)	$10.08	0.55	(4)	(0.13	)(4)	0.42	(0.54)	—
2003	$9.96	0.51		0.58		1.09	(0.51)	—
2004	$10.54	0.49		(0.40)		0.09	(0.49)	—
Alabama Tax-Free Income Fund
2000(5)	$10.00	0.29		(0.14)		0.15	(0.28)	—
2001	$9.87	0.43		0.47		0.90	(0.42)	—
2002(3)	$10.35	0.40	(4)	0.26	(4)	0.66	(0.42)	(0.05)
2003	$10.54	0.40		0.48		0.88	(0.41)	(0.19)
2004	$10.82	0.37		(0.20)		0.17	(0.37)	(0.06)
Value Fund
2000	$17.90	0.06		0.63		0.69	(0.06)	(1.56)
2001	$16.97	0.09		1.75		1.84	(0.09)	(1.68)
2002(3)	$17.04	0.08		(1.45)		(1.37)	(0.07)	(0.31)
2003	$15.29	0.09		(2.93)		(2.84)	(0.09)	(0.06)
2004	$12.30	0.08		3.83		3.91	(0.07)	—
Growth Fund
2000(5)	$10.00	—		0.65		0.65	—	(0.25)
2001	$10.40	(0.00	)(7)	(1.30)		(1.30)	—	(0.71)
2002(3)	$8.39	(0.00	)(7)	(1.51)		(1.51)	—	—
2003	$6.88	(0.00	)(7)	(0.68)		(0.68)	—	—
2004	$6.20	(0.00	)(7)	0.95		0.95	—	—

			Ratios to average net assets
Total distributions	Net asset value, end of period	Total return(1)	Expenses		Net investment income (loss)		Expense waivers/ reimburse- ments(2)		Net assets, end of period (000 omitted)	Portfolio turnover rate

(0.048)	$1.00	4.91%	0.49%		4.82%		0.40%		$852,783	—
(0.550)	$1.00	5.68%	0.50%		5.50%		0.39%		$1,141,487	—
(0.024)	$1.00	2.38%	0.51%		2.33%		0.38%		$1,237,926	—
(0.010)	$1.00	0.98%	0.56%		0.99%		0.34%		$1,150,142	—
(0.005)	$1.00	0.46%	0.57%		0.46%		0.34%		$1,535,377	—

(0.58)	$9.41	2.25%	0.64%		6.13%		0.57%		$64,262	85%
(0.57)	$9.72	9.58%	0.70%		5.91%		0.56%		$69,728	55%
(0.50)	$9.62	4.17%	0.68%		4.77	%(4)	0.53%		$72,863	69%
(0.44)	$9.85	7.11%	0.66%		3.92%		0.46%		$83,358	52%
(0.37)	$9.58	1.06%	0.67%		2.83%		0.46%		$88,764	71%

(0.58)	$9.67	0.15%	0.84%		5.88%		0.22%		$113,381	76%
(0.58)	$10.08	10.47%	0.89%		5.80%		0.20%		$140,549	80%
(0.54)	$9.96	4.18%	0.87%		5.07	%(4)	0.20%		$144,180	114%
(0.51)	$10.54	11.23%	0.87%		4.66%		0.20%		$149,025	34%
(0.49)	$10.14	0.80%	0.88%		4.14%		0.20%		$135,948	43%

(0.28)	$9.87	1.47%	0.65	%(6)	4.17	%(6)	0.60	%(6)	$52,766	33%
(0.42)	$10.35	9.27%	0.63%		4.19%		0.60%		$52,546	14%
(0.47)	$10.54	6.44%	0.64%		3.96	%(4)	0.58%		$55,456	50%
(0.60)	$10.82	8.53%	0.61%		3.67%		0.55%		$55,940	24%
(0.43)	$10.56	1.55%	0.63%		3.44%		0.55%		$60,787	11%

(1.62)	$16.97	4.26%	0.94%		0.37%		0.22%		$329,419	45%
(1.77)	$17.04	12.12%	0.98%		0.53%		0.20%		$345,656	54%
(0.38)	$15.29	(8.04)%	0.98%		0.49%		0.20%		$325,965	43%
(0.15)	$12.30	(18.50)%	0.99%		0.74%		0.20%		$250,385	37%
(0.07)	$16.14	31.87%	0.99%		0.54%		0.20%		$313,929	33%

(0.25)	$10.40	6.54%	1.15	%(6)	(0.01	)%(6)	0.20	%(6)	$86,367	28%
(0.71)	$8.39	(12.68)%	1.08%		(0.10)%		0.20%		$90,536	19%
—	$6.88	(18.00)%	1.13%		(0.19)%		0.19%		$71,904	27%
—	$6.20	(9.88)%	1.19%		(0.07)%		0.17%		$69,316	20%
—	$7.15	15.32%	1.16%		(0.08)%		0.17%		$86,311	19%

(1)	Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(2)	This voluntary expense decrease is reflected in both the expense and the net investment income (loss) ratios.
(3)	Beginning with the year ended April 30, 2002, the Funds were audited by KPMG LLP. Each of the previous periods was audited by other auditors.
(4)	Effective May 1, 2001, the Company adopted the provisions of the American Institute of Certified Public Accountants (“AICPA”) Audit and Accounting Guide for Investment Companies and began accreting/amortizing market discounts/premiums on long term debt securities for the Alabama Tax-Free Fund, Income and Bond Fund.

The effect of this change for the year ended April 30, 2002 resulted in the following adjustments:

	Net investment income per share	Net realized and unrealized gain/loss per share	Ratio of net investment income to average net assets
Income Fund	$(0.03)	$0.03	(0.32)%
Bond Fund	$(0.02)	$0.02	(0.24)%
Alabama Tax-Free Income Fund	$0.01	$(0.01)	0.01%

Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(5)	Reflects operations for the period from August 20, 1999 (date of initial public investment) to April 30, 2000.
(6)	Computed on an annualized basis.
(7)	Per share amount is less than $(0.01).

SOUTHTRUST FUNDS

COMBINED NOTES TO FINANCIAL STATEMENTS

April 30, 2004

(1)  Organization

SouthTrust Funds (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Company consists of six portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Diversification	Investment Objective
U.S. Treasury Money Market Fund (“U.S. Treasury”)	Diversified	To provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.
Income Fund (“Income”)	Diversified	To provide current income.
Bond Fund (“Bond”)	Diversified	To provide a level of total return consistent with a portfolio of high-quality debt securities.
Alabama Tax-Free Income Fund (“Alabama Tax-Free Income”)	Non-diversified	To provide current income exempt from federal income tax and the income tax imposed by the State of Alabama.
Value Fund (“Value”)	Diversified	To provide long-term capital appreciation, with income a secondary consideration.
Growth Fund (“Growth”)	Diversified	To provide capital appreciation.

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held.

(2)  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America.

Investment Valuation—Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. U.S. government securities are generally valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds (other fixed income and asset-backed securities) and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. For U.S. Treasury, the use of the amortized cost method to value its portfolio securities is in accordance with Rule 2a-7 under the Act. For fluctuating net asset value Funds within the Company, short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities purchased with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the “Trustees”).

Repurchase Agreements—It is the policy of the Company to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Company to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Company will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Company’s adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Company could receive less than the repurchase price on the sale of collateral securities.

Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty.

Investment Income, Expenses and Distributions—Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization/Paydown Gains and Losses—All premiums and discounts on fixed income securities are amortized/accreted. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes—It is the Fund’s policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions—The Company may engage in when-issued or delayed delivery transactions. The Company records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Securities Lending—Under guidelines adopted by the Trustees, each Fund may lend portfolio securities to brokers/dealers and other financial organizations in order to generate additional income. Loans of portfolio securities by a Fund will be collateralized by cash, letters of credit or U.S. government securities which are maintained at 102% of the current market value of the loaned securities.

Collateral is either held as cash or reinvested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset rates) and money market funds. The Fund returns a portion of the interest on any cash received as collateral and continues to receive interest or dividends on securities loaned. Included in Bond Fund’s interest income is $15,023 attributable to income earned on securities lending transactions.

Loans will be made to firms deemed by the Company’s adviser to be of good financial standing and will not be made unless, in the judgement of the Company’s adviser, the consideration to be earned from such loans would justify the risk. The risks associated with lending portfolio securities consist of possible decline in value of collateral, possible delays receiving additional collateral or in the recovery of the loaned securities or expenses from enforcing the Fund’s rights should the borrower of the securities fail financially.

As of April 30, 2004, the value of securities loaned, the payable for collateral due to broker and the value of reinvested cash collateral securities were as follows:

Fund	Market Value of Securities Loaned	Payable for Collateral Due to Broker	Market Value of Reinvested Collateral Securities
Bond	$18,936,697	$19,640,125	$19,640,125

Cash collateral is held in a segregated account.

Restricted Securities—Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund’s restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under general supervision of the Trustees.

Other—Investment transactions are accounted for on a trade date basis.

(3)  Shares of Beneficial Interest

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value of $0.001). Transactions in shares were as follows:

	U.S. Treasury		Income
	Year Ended April 30,		Year Ended April 30,
	2004	2003	2004	2003
Shares sold	3,229,834,547	2,923,029,533	2,531,373	2,308,958
Shares issued to shareholders in payment of distributions declared	1,934,848	4,530,298	68,547	68,005
Shares redeemed	(2,846,537,028)	(3,015,344,574)	(1,799,454)	(1,490,287)

Net change resulting from share transactions	385,232,367	(87,784,743)	800,466	886,676

	Bond		Alabama Tax-Free Income
	Year Ended April 30,		Year Ended April 30,
	2004	2003	2004	2003
Shares sold	1,399,737	1,999,737	1,254,732	634,171
Shares issued to shareholders in payment of distributions declared	182,403	468,300	67,427	119,099
Shares redeemed	(2,322,072)	(2,808,245)	(731,748)	(844,787)

Net change resulting from share transactions	(739,932)	(340,208)	590,411	(91,517)

	Value		Growth
	Year Ended April 30,		Year Ended April 30,
	2004	2003	2004	2003
Shares sold	2,063,016	2,612,615	2,820,973	2,806,349
Shares issued to shareholders in payment of distributions declared	66,683	220,516	—	—
Shares redeemed	(3,026,690)	(3,802,945)	(1,939,853)	(2,066,816)

Net change resulting from share transactions	(896,991)	(969,814)	881,120	739,533

(4)  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for unused capital loss carryforwards, deferral of losses from wash sales, and discount accretion/premium amortization on debt securities.

For the year ended April 30, 2004, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-In Capital	Accumulated Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
Income	$—	$(883,000)	$883,000
Bond	—	(728,033)	728,033
Alabama Tax-Free Income	—	1,221	(1,221)
Growth	(61,830)	—	61,830

Net investment income (loss), net realized gains (losses), as disclosed on the Statements of Operations and net assets were not affected by this reclassification.

The tax character of distributions reported on the Statements of Changes in Net Assets for the years ended April 30, 2004 and 2003, was as follows:

	2004			2003
	Tax-Exempt Income	Ordinary Income*	Long- Term Capital Gains	Tax-Exempt Income	Ordinary Income*	Long- Term Capital Gains
U.S. Treasury	$—	$5,567,887	$—	$—	$11,616,247	$—
Income	—	3,340,849	—	—	3,508,640	—
Bond	—	6,628,685	—	—	7,175,461	—
Alabama Tax-Free Income	2,114,922	73,342	252,340	2,067,055	160,454	871,439
Value	—	1,443,201	—	—	1,879,277	1,284,234

*	For tax purposes, short-term capital gain distributions are considered as ordinary income.

As of April 30, 2004, the components of distributable earnings on a tax basis were as follows:

	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Total Capital Loss Carryforward
U.S. Treasury	$—	$378,517	$—	$—	$—
Income	—	41,450	—	(213,530)	2,637,990
Bond	—	112,803	—	3,503,496	3,066,335
Alabama Tax-Free Income	72,067	—	147,604	1,876,855	—
Value		279,659	—	77,400,388	2,684,498
Growth	—	—	—	12,728,368	5,041,825

For federal income tax purposes, the following amounts apply as of April 30, 2004:

Fund	Cost of Investments	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
U.S. Treasury	$1,534,863,923	$—	$—	$—
Income	88,007,857	284,829	(498,359)	(213,530)
Bond	148,929,414	4,534,711	(1,031,215)	3,503,496
Alabama Tax-Free Income	58,141,203	2,101,252	(224,397)	1,876,855
Value	238,160,898	79,651,133	(2,250,745)	77,400,388
Growth	73,473,832	17,954,145	(5,225,777)	12,728,368

The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales and the amortization/accretion tax elections on fixed income securities.

At April 30, 2004, the Funds had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

				2009	2010	2011	Total
Fund	2005	2006	2008
Income	$732,420	$73,422	$280,958	$591,780	$—	$959,410	$2,637,990
Bond	—	—	—	—	—	3,066,335	3,066,335
Value	—	—	—	—	—	2,684,498	2,684,498
Growth	—	—	—	174,324	1,454,431	3,413,070	5,041,825

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of April 30, 2004, for federal income tax purposes, post October losses as follows were deferred to May 1, 2004.

Fund	Post-October Losses
Income	$322,471

(5)  Investment Adviser Fee and Other Transactions with Affiliates

Investment Adviser Fee—SouthTrust Investment Advisors, the Company’s investment adviser (the “Adviser”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets as shown below. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Fund	Annual Rate
U.S. Treasury	0.50%
Income	0.60%
Bond	0.60%
Alabama Tax-Free Income	0.60%
Value	0.75%
Growth	0.75%

Administrative Fee—Federated Services Company (“FServ”), under the Administrative Services Agreement (“Agreement”), provided the Funds with administrative personnel and services. The fee paid to FServ is based on the average aggregate daily net assets of the Funds as specified below:

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Funds
0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $50,000 per portfolio.

FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Distribution Services Fee—The Company has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act on behalf of Income, Alabama Tax-Free Income and Growth. Under the terms of the Plan, the Funds will compensate Federated Securities Corp. (“FSC”), the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of the Funds’ shares. The Plan provides that the Funds may incur distribution expenses according to the following schedule annually, to compensate FSC.

Fund	Percentage of the Average Daily Net Assets of Fund
Income	0.25%
Alabama Tax-Free Income	0.25%
Growth	0.25%

FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

During the year ended April 30, 2004, none of the above mentioned Funds incurred a distribution services fee.

Sales Charges—For the fiscal year ended April 30, 2004, FSC retained the amounts listed in the chart below for sales charges from the sale of Fund shares.

Fund	Sales Charges from Fund shares
Income	$755
Bond	194
Alabama Tax-Free Income	1,851
Value	2,867
Growth	1,619

See “What Do Shares Cost?” in the Prospectus.

Shareholder Services Fee—Under the terms of a Shareholder Services Agreement with the Adviser, the Funds will pay the Adviser up to 0.25% of average daily net assets of the Funds for the period. The fee paid to the Adviser is used to finance certain services for shareholders and to maintain shareholder accounts. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Custodian Fees—SouthTrust Bank is the Funds’ custodian for which it receives a fee. The fee is based on the level of each Fund’s average daily net assets for the reporting period, plus out-of-pocket expenses.

Transfer and Dividend Disbursing Agent Fees and Expenses—Federated Services Company (“FServ”), through its subsidiary Federated Shareholder Services Company (“FSSC”), serves as transfer and dividend disbursing agent for the Company. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Deferred Compensation Plan—The Company’s Trustees may participate in the Company’s Deferred Compensation Plan for Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Company and represent an unfunded obligation of the Company. The value of amounts deferred for a participant is determined by reference to the change in value of shares of one or more of the Funds as specified by the participant. The Company invests the deferred amount in the Funds specified by the participant and is reflected in other assets on the Statements of Assets and Liabilities.

Other Affiliated Parties and Transactions—Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are distributed by an affiliate of the Funds’ distributor. Income distributions earned by the Fund are recorded as income in the accompanying financial statements as follows:

Fund	Affiliated Fund Name	Income from Affiliated Issuer
Alabama Tax-Free Income	Alabama Municipal Cash Trust	$6,176

General—Certain of the Officers of the Company are Officers and Directors or Trustees of the above companies.

(6)  Investment Transactions

Purchases and sales of investments, excluding long-term U.S government securities and short-term obligations (and in-kind contributions), for the year ended April 30, 2004, were as follows:

Fund	Purchases	Sales
Income	$30,169,256	$35,946,740
Bond	18,311,211	30,206,383
Alabama Tax-Free Income	13,373,257	6,514,671
Value	92,803,616	100,853,562
Growth	21,887,710	15,565,432

(7)  Concentration of Credit Risk

Since Alabama Tax-Free Income invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at April 30, 2004, 51.1% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 25.7% of total investments.

(8)  Line of Credit

SouthTrust Funds, on behalf of its respective Funds (except for U.S. Treasury) entered into a $10,000,000 unsecured, committed revolving line of credit (“LOC”) agreement with State Street Bank & Trust Company. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% per annum over the Federal Funds Rate. The LOC includes a commitment fee of 0.10% per annum on the daily unused portion. The Funds did not utilize the LOC during the fiscal year ended April 30, 2004.

(9)  Federal Income Tax Information (Unaudited)

For the year ended April 30, 2004, the Funds designated long-term capital gain dividends as follows:

Alabama Tax-Free Income	$252,340

At April 30, 2004, the following percentage represents the portion of distributions from net investment income which is exempt from federal income tax, other than alternative minimum tax:

Alabama Tax-Free Income	96.6%

For the fiscal year ended April 30, 2004, 100% of total ordinary dividends paid by Value are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by Value and Growth during the year ended April 30, 2004, 82.45% and 91.09%, respectively, qualify for the dividend received deduction available to corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

SOUTHTRUST FUNDS:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the SouthTrust U.S. Treasury Money Market Fund, SouthTrust Income Fund, SouthTrust Bond Fund, SouthTrust Alabama Tax-Free Income Fund, SouthTrust Value Fund, and SouthTrust Growth Fund, each a portfolio of the SouthTrust Funds (the “Funds”), as of April 30, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of SouthTrust Funds for each of the years or periods in the two-year period ended April 30, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial statements in their report dated June 8, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the SouthTrust Funds as of April 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts

June 11, 2004

BOARD OF TRUSTEES AND TRUST OFFICERS

The following tables give information about each Board member and the senior officers of the Funds. The tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). The SouthTrust Fund Complex consists of six investment company portfolios. Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the SouthTrust Fund Complex and serves for an indefinite term. The Funds’ Statement of Additional Information includes additional information about Company Trustees and is available, without charge and upon request, by calling 1-800-843-8618.

INTERESTED TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Address Positions Held with Company Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Positions
William O. Vann * Birth Date: January 28, 1942 P.O. Box 10645 Birmingham, AL TRUSTEE Began serving: April 1992

Principal Occupations: President and Chairman, Vann Family Investments, LLC; Trustee and Past Chairman, The Childrens’ Hospital of Alabama.

Previous Position: Chairman and Chief Executive Officer, Young & Vann Supply Co.; Partner, B&B Investments.

Thomas M. Grady.* Birth Date: July 25, 1941 P.O. Box 2 708 McLain Road Kannapolis, NC TRUSTEE Began serving: March 1996	Principal Occupations: Partner of the law firm of Hartsell & Williams, P.A.; Member, Board of Directors, Pfeiffer University; Trustee, Cannon Foundation.
Billy L. Harbert, Jr. * Birth Date: May 23, 1965 B.L. Harbert International LLC 820 Shades Creek Parkway Birmingham, AL TRUSTEE Began serving: March 1998

Principal Occupations: President and Chief Executive Officer, B. L. Harbert International LLC (construction).

Other DirectorshipsHeld: Member/Shareholder, Bonaventure Capital, LLC; Member /Shareholder, Bonaventure Partners LLC; Board Member/ Shareholder, Founders Trust Company, Inc.; and Member /Shareholder, Treble Range Partners, LLC.

* Each Trustee is considered to be “interested” because of his ownership of the common stock of SouthTrust Corporation

INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION

Name Birth Date Address Positions Held with Company Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Positions
Charles G. Brown, III Birth Date: November 27, 1953 Tubular Products Co. 1400 Red Hollow Road Birmingham, AL CHAIRMAN AND TRUSTEE Began serving: April 1992	Principal Occupation: President, Tubular Products Company (since 1985); Managing Partner, Red Hollow Partnership.

Name Birth Date Address Positions Held with Company Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Positions
Russell W. Chambliss Birth Date: December 26, 1951 Mason Corporation 123 Oxmoor Road Birmingham, AL TRUSTEE Began serving: April 1992	Principal Occupations: President and Chief Executive Officer, Mason Corporation (manufacturer of roll formed aluminum and steel products).
Dr. Lawrence W. Greer Birth Date: October 26, 1944 Greer Capital Advisers LLC 2200 Woodcrest Place, Suite 309 Birmingham, AL TRUSTEE Began serving: October 1999

Principal Occupation: Sr. Managing Partner, Greer Capital Advisers; President, S.C.O.U.T. Corp.

Other Directorships Held: Chairman, Board of Directors, Southern BioSystems; Director, Daily Access Concepts, Inc., Electronic HealthCare Systems, Inc., Cumberland Pharmaceuticals, Biotechnology Association of Alabama, and Research Foundation—University of Alabama at Birmingham.

George H. Jones, III Birth Date: April 1, 1950 Jones & Kirkpatrick PC 300 Union Hill Drive Birmingham, AL TRUSTEE Began Serving: August 2001	Principal Occupation: President, Jones & Kirkpatrick PC (accounting firm).

OFFICERS

Name Birth Date Address Positions Held with Company	Principal Occupation(s) and Previous Positions
Richard S. White, Jr. Birth Date: March 14, 1934 SouthTrust Bank 420 North 20th Street Birmingham, AL PRESIDENT Began Serving: March, 2002	Principal Occupation: Division President, SouthTrust Capital Management. Previous Positions: Executive Vice President, SouthTrust Capital Management Group
Charles L. Davis, Jr. Birth Date: March 23, 1960 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA CHIEF EXECUTIVE OFFICER Began Serving: December, 2002

Principal Occupations: Vice President, Federated Services Company; Director, Mutual Fund Services, Strategic Relationship Management for Federated Services Company.

Previous Positions: Vice President and Director of Investor Relations for MNC Financial, Inc.

Edward C. Gonzales Birth Date: October 22, 1930 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA EXECUTIVE VICE PRESIDENT Began Serving: December, 2002

Principal Occupations: President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Trustee, Federated Administrative Services.

Previous Positions: Trustee or Director of some of the Funds in the Federated Fund Complex; CEO and Chairman, Federated Administrative Services; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Director and Executive Vice President, Federated Securities Corp.; Director, Federated Services Company; Trustee, Federated Shareholder Services Company.

Name Birth Date Address Positions Held with Company	Principal Occupation(s) and Previous Positions
Charles A. Beard Birth Date: October 26, 1946 SouthTrust Bank 420 North 20th Street Birmingham, AL VICE PRESIDENT Began Serving: March, 2002	Principal Occupation: Senior Vice President, SouthTrust Asset Management. Previous Positions: Senior Vice President and Marketing Director, SouthTrust Capital Management Group.
Beth S. Broderick Birth Date: August 2, 1965 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT Began Serving: July, 1998	Principal Occupation: Vice President, Federated Services Company (1997 to present). Previous Positions: Client Services Officer, Federated Services Company (1992-1997).
Richard J. Thomas Birth Date: June 17, 1954 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA TREASURER Began Serving: December, 2002

Principal Occupation: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

John D. Johnson Birth Date: November 8, 1970 Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA SECRETARY Began Serving: March, 2001	Principal Occupation: Counsel, Reed Smith LLP Previous Positions: Associate Corporate Counsel, Federated Investors, Inc. (1999 to 2002); Associate, Kirkpatrick & Lockhart LLP (1997 to 1999)

No Bank Guarantee      Not FDIC Insured      May Lose Value

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceeded or accompanied by the Fund’s prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-843-8618. This information is also available from the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

No Bank Guarantee      Not FDIC Insured      May Lose Value

Investment Adviser: SouthTrust Investment Advisors
Distributor: Federated Securities Corp.

CUSIP 844734103

CUSIP 844734400

CUSIP 844734202

CUSIP 844734608

CUSIP 844734301

CUSIP 844734509

G00859-01 (6/04)

Item 2.     Code of Ethics

(a)  As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment
Companies - Ethical Standards for Principal Executive and Financial
Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial
Officer also serves as the Principal Accounting Officer.

(c)   Not Applicable

(d)   Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-888-735-3441, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical
Standards for Principal Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that the following members of the
Board's Audit Committee are "audit committee financial experts," and that each such member is "independent," for purposes of this Item.  The following Board members are Audit Committee Financial Experts:  George H.
Jones, III, Dr. Lawrence W. Greer and Russell W. Chambliss.

Item 4.     Principal Accountant Fees and Services

(a)  Audit Fees billed to the registrant for the two most recent fiscal years:
                  Fiscal year ended 2004 - $96,750
                  Fiscal year ended 2003 - $86,750

(b)  Audit-Related Fees billed to the registrant for the two most recent fiscal years:
                  Fiscal year ended 2004 - $0
                  Fiscal year ended 2003 - $0
      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X,
      $31,500 and $30,000 respectively.  Trust Department Service Auditors report.

(c)  Tax Fees billed to the registrant for the two most recent fiscal years:
                  Fiscal year ended 2004 - $0
                  Fiscal year ended 2003 - $0
      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)  All Other Fees billed to the registrant for the two most recent fiscal years:
                  Fiscal year ended 2004 - $0
                  Fiscal year ended 2003 - $0
      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.
            The Audit Committee is required to pre-approve audit and
      non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.
            Certain services have the general pre-approval of the Audit
      Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit
      Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit
      Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
            The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES
      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.
      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES
      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the
Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of
Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other
Audit-related services must be specifically pre-approved by the Audit
Committee.

TAX SERVICES
      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the
Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES
      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues
                  paid by the registrant, the registrant's adviser (not
                  including any sub-adviser whose role is primarily
                  portfolio management and is subcontracted with or
                  overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the registrant to its accountant during the fiscal year
                  in which the services are provided;
(2)   Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser
                  whose role is primarily portfolio management and is
                  subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or
                  under common control with the investment adviser that
                  provides ongoing services to the registrant  at the time
                  of the engagement to be non-audit services; and
(3)   Such services are promptly brought to the attention of the Audit
                  Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one
                  or more members of the Audit Committee who are members
                  of the board of directors to whom authority to grant
                  such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS
      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.
Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES
      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d)
that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:
            4(b)
                  Fiscal year ended 2004 - 0%
                  Fiscal year ended 2003 - 0%
            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides
            ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
            of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(c)
                  Fiscal year ended 2004 - 0%
                  Fiscal year ended 2003 - 0%
            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides
            ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
            of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(d)
                  Fiscal year ended 2004 - 0%
                  Fiscal year ended 2003 - 0%
            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides
            ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C)
            of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
                  Fiscal year ended 2004 - $31,500
                  Fiscal year ended 2003 - $30,000

(h)   The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser
      (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's
      independence.

Item 5      Audit Committee of Listed Registrants

            Not Applicable

Item 6      Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for
            Closed-End Management Investment Companies

            Not Applicable

Item 8.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 9.     Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 10.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule
30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule
30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal half year (the registrant's second half year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  SouthTrust Funds

By          /S/ Richard J. Thomas, Principal Financial Officer
Date        June 21, 2004

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By          /S/ Charles L. Davis, Jr., Principal Executive Officer
Date        June 21, 2004

By          /S/ Richard J. Thomas, Principal Financial Officer
Date        June 21, 2004